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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                               AMENDMENT NO. 1

                                     TO

                               CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  August 31, 1999
             (Date of earliest event reported:  August 3, 1999)

                                XOOM.COM, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       000-25139               88-0361536
-------------------------------   -----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)



300 Montgomery Street, Suite 300, San Francisco, California          94104
-----------------------------------------------------------     ---------------
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (415) 288-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable.
                                 ---------------
           (Former name or former address, if changed since last report)

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   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   On August 5, 1999, XOOM.com, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of LiquidMarket, Inc. on August 3, 1999. This amendment is being filed for the purpose of including financial statements and pro forma financial information and should be read in conjunction with the Form 8-K.

   (a)  Financial Statements of LiquidMarket, Inc.

   The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

           (i) LiquidMarket, Inc. audited financial statements as of December 31, 1998 and for the period June 12, 1998, date of inception, through December 31, 1998.

          (ii) LiquidMarket, Inc. unaudited financial statements as of June 30, 1999 and for the six months ended June 30, 1999.

   (b)  Pro Forma Financial Information.

   The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

   Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 1999 and for the six months ended June 30, 1999 and for the year ended December 31, 1998.

   (c) Exhibits

   23.1 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

   99.1 Financial Statements of LiquidMarket, Inc.

   99.2 Unaudited Pro Forma Condensed Combined Financial Information.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   XOOM.COM, INC.




                                   By:  /s/ John Harbottle
                                        ---------------------------------------
                                          John Harbottle
                                          Vice President, Finance,
                                          Chief Financial Officer and Secretary

Date: August 31, 1999